Filed pursuant to Rule 497
File No. 333-225462

PROSPECTUS SUPPLEMENT (To Prospectus dated July 19, 2019 and Prospectus Supplement dated August 5, 2019, November 4, 2019, February 5, 2020, February 7, 2020, February 11, 2020, and February 14, 2020)	May 6, 2020

Oxford Lane Capital Corp.

$563,779,647
Common Stock

This prospectus supplement supplements the prospectus supplement, dated February 14, 2020, (the “Sixth Prospectus Supplement), the prospectus supplement dated February 11, 2020 (the “Fifth Prospectus Supplement”), the prospectus supplement dated February 7, 2020 (the “Fourth Prospectus Supplement”), the prospectus supplement dated February 5, 2020 (the “Third Prospectus Supplement”), the prospectus supplement dated November 4, 2019 (the “Second Prospectus Supplement”), the prospectus supplement, dated August 5, 2019 (the “First Prospectus Supplement”) and the accompanying prospectus thereto, dated July 19, 2019 (the “Base Prospectus,” together with the Sixth Prospectus Supplement, the Fifth Prospectus Supplement, the Fourth Prospectus Supplement, Third Prospectus Supplement, the Second Prospectus Supplement, the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an amended and restated equity distribution agreement, dated August 10, 2018, with Ladenburg Thalmann & Co. Inc., which was amended on May 8, 2019, November 4, 2019 and February 5, 2020, which most recent amendment reduced the maximum aggregate offering size of the “at the market” offering from $600,000,000 to $563,779,647. Oxford Lane Capital Corp.’s (the “Company”) investment adviser, Oxford Lane Management, LLC (the “Adviser”), has agreed to pay to Ladenburg Thalmann & Co. Inc., if necessary, a supplemental payment per share that will reflect the difference between the public offering price per share and the net proceeds per share received by the Company in this offering such that the net proceeds per share received by the Company (before expenses) are not below the Company’s then current net asset value per share.

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 19 of the Base Prospectus and under the “Supplementary Risk Factors” section beginning on page 5 of this prospectus supplement before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From March 7, 2016 to March 12, 2020, we sold a total of 54,994,559 shares of common stock pursuant to the “at-the-market” offering. Of the 54,994,559 shares of common stock sold, 13,813,244 shares were sold pursuant to our prior registration statement on Form N-2 (File No 333-205405) (the “Prior Registration Statement”). The total amount of capital raised as a result of these sales of common stock was approximately $546.8 million ($147.6 million pursuant to the Prior Registration Statement) and net proceeds were approximately $538.0 million ($144.5 million pursuant to the Prior Registration Statement) after deducting the sales agent’s commissions and offering expenses.

Fourth Quarter 2020 HIGHLIGHTS AND Financial Results

•	As previously announced by the Company, our Board of Directors had declared monthly common stock distributions through June 30, 2020 (payment information is repeated below). While no decision has yet been made with regard to the Company’s common stock distributions for July, August and September, we believe that the Company’s Board of Directors will likely elect to reduce or suspend the Company’s distributions for those months. In light of current economic and market conditions, specifically as a result of the global crisis caused by the spread of the COVID-19 virus, we believe that no reliance should be placed on the prospect for any particular level of common stock distributions for those months, or for any other periods.

Month Ending	Record Date	Payment Date	Amount Per Share
May 31, 2020	May 14, 2020	May 29, 2020	$0.135
June 30, 2020	June 15, 2020	June 30, 2020	$0.135

•	During the quarter ended March 31, 2020, the U.S. loan and CLO markets exhibited heightened levels of volatility. While U.S. loan prices remained relatively stable throughout February 2020, the increasingly negative sentiment associated with the economic ramifications of the rapid spread of COVID-19 led to a precipitous decline in U.S. loan prices during March 2020, with the S&P / LSTA Leveraged Loan Index declining to a low of 76.23% of par value on March 23, 2020 and ending March 31, 2020 at 82.85% of par value. We believe that the COVID-19 pandemic represents an extraordinary circumstance that materially impacts the fair value of and prospective cashflows from the Company’s investments. As a result, the fair value of the Company’s portfolio investments may be further negatively impacted after March 31, 2020 by circumstances and events that are not yet known.

•	Net asset value (“NAV”) per share as of March 31, 2020 stood at $3.58, compared with a NAV per share on December 31, 2019 of $6.81.

•	Net investment income (“NII”), calculated in accordance with generally accepted accounting principles (“GAAP”), was approximately $20.4 million, or $0.29 per share, for the quarter ended March 31, 2020.

•	Our core net investment income (“Core NII”) was approximately $32.3 million, or $0.45 per share, for the quarter ended March 31, 2020.

•	Core NII represents NII adjusted for additional applicable cash distributions received, or entitled to be received (if any, in either case), on our collateralized loan obligation (“CLO”) equity investments. See additional information under “Supplemental Information Regarding Core Net Investment Income” below.

•	We emphasize that our taxable income may materially differ from our GAAP NII and/or our Core NII, and that neither GAAP NII nor Core NII should be relied upon as indicators of our taxable income.

•	Total investment income for the fourth fiscal quarter amounted to approximately $33.9 million, which represented an increase of approximately $1.4 million from the quarter ended December 31, 2019.

•	For the quarter ended March 31, 2020 we recorded investment income from our portfolio as follows:

•	$32.0 million from our CLO equity investments, and

•	$1.9 million from our CLO debt investments and other income.

•	As of March 31, 2020 the following metrics applied (note that none of these metrics represented a total return to shareholders):

•	The weighted average yield of our CLO debt investments at current cost was 11.6%, compared with 12.4% as of December 31, 2019.

•	The weighted average effective yield of our CLO equity investments at current cost was 15.5%, compared with 16.4% as of December 31, 2019.

•	The weighted average cash distribution yield of our CLO equity investments at current cost was 20.0%, compared with 25.2% as of December 31, 2019.

•	For the quarter ended March 31, 2020 we recorded a net decrease in net assets resulting from operations of approximately $223.3 million, or $3.14 per share, comprised of:

•	Net investment income of $20.4 million;

•	Net realized loss of $1.6 million (of which approximately $1.5 million resulted from the acceleration of unamortized deferred issuance costs); and

•	Net unrealized depreciation of $242.1 million.

•	During the quarter ended March 31, 2020 we made additional CLO investments of approximately $127.2 million, and received approximately $22.6 million from sales and repayments of our CLO investments.

•	We note that as of March 31, 2020, we held no investments in warehouse facilities.

•	For the quarter ended March 31, 2020, we issued a total of approximately 5.9 million shares of common stock pursuant to an “at-the-market” offering. After deducting the sales agent’s commissions and offering expenses, this resulted in net proceeds of approximately $49.8 million. As of March 31, 2020, we had approximately 75.2 million shares of common stock outstanding.

•	On February 11, 2020, we completed an underwritten public offering of 3,500,000 shares of our newly designated 6.25% Series 2027 Term Preferred Stock at a public offering price of $25 per share, raising approximately $84.7 million in net proceeds. On March 10, 2020, an additional 164,000 shares were issued pursuant to an exercise of the over-allotment option granted to the underwriters, resulting in net proceeds of approximately $4.0 million.

•	On March 12, 2020, we redeemed 1.2 million shares (an aggregate of approximately $30.0 million) of our 7.5% Series 2023 Term Preferred Stock.

On April 30, 2020, our Board of Directors declared the required monthly dividends on our Series 2023 Term Preferred Shares, Series 2024 Term Preferred Shares and Series 2027 Term Preferred Shares (each, a “Share”) as follows:

Preferred Shares Type	Per Share Dividend Amount Declared	Record Dates	Payment Dates
Series 2023	$0.15625000	June 15, July 17, August 17	June 30, July 31, August 31
Series 2024	$0.14062500	June 15, July 17, August 17	June 30, July 31, August 31
Series 2027	$0.13020833	June 15, July 17, August 17	June 30, July 31, August 31

In accordance with their terms, each of the Series 2023 Term Preferred Shares, Series 2024 Term Preferred Shares and Series 2027 Term Preferred Shares will pay a monthly dividend at a fixed rate of 7.50%, 6.75% and 6.25%, respectively, of the $25.00 per share liquidation preference, or $1.875, $1.6875 and $1.5625 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not, in any case, be lower than 7.50%, 6.75% and 6.25% per year, respectively, for each of the Series 2023 Term Preferred Shares, Series 2024 Term Preferred Shares and Series 2027 Term Preferred Shares.

Supplemental Information Regarding Core Net Investment Income

We provide information relating to Core NII (a non-GAAP measure) on a supplemental basis. This measure is not provided as a substitute for GAAP NII, but in addition to it. Our non-GAAP measures may differ from similar measures by other companies, even in the event of similar terms being utilized to identify such measures. Core NII represents GAAP NII adjusted for additional applicable cash distributions received, or entitled to be received (if any, in either case), on our CLO equity investments. OXLC’s management uses this information in its internal analysis of results and believes that this information may be informative in gauging the quality of OXLC’s financial performance, identifying trends in its results and providing meaningful period-to-period comparisons.

Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method; this is based on an effective yield to the expected redemption utilizing estimated cash flows, at current cost, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The result is an effective yield for the investment in which the difference between the actual cash received, or distributions entitled to be received, and the effective yield calculation is adjusted to the cost. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by the Company during the period (referred to below as “CLO equity adjustments”).

Furthermore, in order for the Company to continue qualifying as a regulated investment company (“RIC”) for tax purposes, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. Therefore, Core NII may provide a better indication of our estimated taxable income for a reporting period than GAAP NII; we can offer no assurance that will be the case, however, as the ultimate tax character of our earnings cannot be determined until after tax returns are prepared at the close of a fiscal year. We note that this non-GAAP measure may not serve as a useful indicator of taxable earnings, particularly during periods of market disruption and volatility, and, as such, our taxable income may differ materially from our Core NII.

The following table provides a reconciliation of GAAP NII to Core NII for the three months ended March 31, 2020:

	Three Months Ended
	March 31, 2020
		Per Share
	Amount	Amount
GAAP Net investment income	$20,384,517	$0.29
CLO equity adjustments	11,931,060	0.16
Core Net investment income	$32,315,577	$0.45

The preliminary financial data included in this prospectus supplement has been prepared by, and is the responsibility of, Oxford Lane Capital Corp.'s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

SUPPLEMENTARY RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below and those set forth in the Base Prospectus. You should carefully consider these risk factors, together with all of the other information included in the Prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the Base Prospectus thereto, are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Events outside of our control, including public health crises, could negatively affect our CLO investments and our results of our operations.

Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of our control. These types of events have adversely affected and could continue to adversely affect operating results for the Company and for our investments in CLOs and their underlying collateral. For example, in December 2019, a novel strain of coronavirus (also known as “COVID-19”) surfaced in China and has since spread to other countries, including the United States, which has resulted in restrictions on travel and the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories in the affected jurisdictions, including the United States. In addition to these developments having adverse consequences for us and our investments in CLOs and their underlying collateral, those investments and their collateral have been and could continue to be, adversely impacted, including through quarantine measures and travel restrictions imposed on their personnel or service providers based or temporarily located in affected countries, including the United States, or any related health issues of such personnel or service providers. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of our investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the valuation of our investments. As the duration of the impact of COVID-19 is difficult to predict, the extent to which COVID-19 will negatively affect our investments and operating results or the duration of any potential business or supply-chain disruption, is uncertain. The extent and duration of the impact to our results of operations will depend to a large extent on future developments and new information that will emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact, all of which are beyond our control.

We are currently operating in a period of capital markets disruption and economic uncertainty.

The U.S. capital markets have experienced volatility and disruption following the global outbreak of COVID-19 that began in December 2019. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could affect our ability to repay our indebtedness when due, limit our investment purchases, limit our ability to grow and have a negative impact on our operating results and the fair values of our CLO debt and CLO equity investments.

If the current period of capital market disruption and instability continues for an extended period of time, there is a risk that investors in our equity securities may not receive distributions consistent with historical levels or at all or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus supplement or the Base Prospectus, including the COVID-19 pandemic described above. For example, if the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factories in the jurisdictions, including the United States, affected by the COVID-19 pandemic were to continue for an extended period of time it could result in reduced cash flows to us from our existing portfolio securities, which could reduce cash available for distribution to our stockholders. If we are unable to satisfy the asset coverage test applicable to us under the 1940 Act or if we violate certain covenants under our preferred stock articles supplementary or future credit facilities or other leverage, we may be limited in our ability to make distributions. If we declare a distribution and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash distribution payments. To the extent we make distributions to stockholders that include a return of capital, such portion of the distribution essentially constitutes a return of the stockholder’s investment. Although such return of capital may not be taxable, such distributions would generally decrease a stockholder’s basis in our common stock and may therefore increase such stockholder’s tax liability for capital gains upon the future sale of such stock. A return of capital distribution may cause a stockholder to recognize a capital gain from the sale of our common stock even if the stockholder sells its shares for less than the original purchase price.

Due to the COVID-19 pandemic or other disruptions in the economy, we may reduce, defer or eliminate our dividends and choose to incur US federal excise tax in order preserve cash and maintain flexibility.

As a registered closed-end investment company, we are not required to make any distributions to shareholders other than in connection with our election to be taxed as a RIC under subchapter M of the Code.  In order to maintain our tax treatment as a RIC, we must distribute to shareholders for each taxable year at least 90% of our investment company taxable income (i.e., net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses).  If we qualify for taxation as a RIC, we generally will not be subject to corporate-level US federal income tax on our investment company taxable income and net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) that we timely distribute to shareholders. We will be subject to a 4% US federal excise tax on undistributed earnings of a RIC unless we distribute each calendar year at least the sum of (i) 98.0% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

Under the Code, we may satisfy certain of our RIC distributions with dividends paid after the end of the current calendar year. In particular, if we pay a distribution in January of the following year that was declared in October, November, or December of the current year and is payable to shareholders of record in the current year, the dividend will be treated for all US federal tax purposes as if it were paid on December 31 of the current year (a “January Dividend”). Also, because our taxable year does not end until March 31st, distributions paid after the close of the calendar year but prior to the close of our taxable year will be taken into account for purposes of maintaining our qualification for taxation as a RIC and eliminating our liability for corporate-level U.S. federal income tax. As a result, we could defer a distribution of our income earned between April 1, 2020, and December 31, 2020, until the first quarter of 2021. In addition, under the Code, we may pay dividends, referred to as “spillover dividends,” that are paid during the following taxable year that will allow us to maintain our qualification for taxation as a RIC and eliminate our liability for corporate-level U.S. federal income tax. Under these spillover dividend procedures, we may defer distribution of income earned during the current taxable year for a 12-month period following the close of such taxable year. For example, we may defer distributions of income earned during our taxable year ending on March 31, 2021 until as late as March 31, 2022. If we choose to pay a distribution of current-year income after the end of the calendar year (other than a January Dividend) or a spillover dividend, we will incur the 4% U.S. federal excise tax on some or all of the distribution.

Due to the COVID-19 pandemic or other disruptions in the economy, we may take certain actions with respect to the timing and amounts of our distributions in order to preserve cash and maintain flexibility.  For example, we may reduce or eliminate our dividends, or defer our dividends to later in the year, until after the close of the calendar year, or even to the following taxable year.  If we defer our dividends, we may incur the 4% U.S. federal excise tax on such amounts.  To further preserve cash, we may combine these reductions or deferrals of dividends with one or more distributions that are payable partially in our stock as discussed below under “We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income taxes in excess of the cash distributions they receive.”

We may choose to pay distributions in our own common stock, in which case, our stockholders may be required to pay U.S. federal income taxes in excess of the cash distributions they receive.

We may distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable IRS guidance, distributions by publicly offered RICs that are payable in cash or in shares of stock at the election of stockholders are treated as taxable distributions. The Internal Revenue Service has published a revenue procedure indicating that this rule will apply even where the total amount of cash to be distributed is not less than 20% (which has been temporarily reduced to 10% for distributions declared on or after April 1, 2020, and on or before December 31, 2020) of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his, her or its entire distribution times the percentage limitation on cash available for distribution. If we decide to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our RIC status under Subchapter M of the Code.

Although we have elected to be treated as a RIC under Subchapter M of the Code beginning with our 2011 tax year and succeeding tax years, no assurance can be given that we will be able to continue to maintain RIC tax treatment. To maintain RIC status under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we timely distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in CLO vehicles for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses. If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Due to the recent COVID-19 pandemic, shares of registered closed-end investment companies have traded below their respective NAVs. If our shares of common stock trade at a discount from NAV, it could limit our ability to raise equity capital.

As a result of the COVID-19 pandemic, the stocks of registered closed-end investment companies as an industry, including shares of our common stock, have traded below NAV, at or near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. If our common stock trades below its NAV, we will generally not be able to issue additional shares of our common stock at its market. If additional funds are not available to us, we could be forced to curtail or cease our new investment activities, and our NAV could decrease and our level of distributions could be impacted.

Downgrades by rating agencies of broadly syndicated loans could adversely impact the financial performance of the CLO vehicles in which we have invested and their ability to pay equity distributions to the Company in the future.

Ratings agencies have recently undergone reviews of CLO tranches and their broadly syndicated loans in light of the COVID-19 pandemic’s adverse impact on the economic market. Such reviews have, in some cases, resulted in downgrades of broadly syndicated loans.  Such downgrades of broadly syndicated loans, as well as downgrades of broadly syndicated loans in the future, could adversely impact the financial performance of the CLO vehicles in which we own equity tranches, thereby limiting the ability of such CLO vehicles to pay equity distributions to the Company in the future. The full extent of downgrades by ratings agencies of broadly syndicated loans is currently unknown, thereby resulting in a high degree of uncertainty with respect to the financial performance of the CLO vehicles in which we own equity tranches and ability to pay equity distributions to the Company in the future.